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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 21, 1997



                           APOGEE ENTERPRISES, INC.
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            (Exact name of registrant as specified in its charter)

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

           Minnesota                       0-6365                41-0919654
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  (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)


7900 Xerxes Avenue South, Suite 1800
   Minneapolis, Minnesota                    55431               (612) 835-1874
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(Address of principal executive           (Zip Code)       (Registrant's telephone
           offices)                                      number, including area code)
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                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

         The Company announced on August 21, 1997 that it anticipated taking an after-tax restructuring charge in its third quarter of between $11,000,000 and $16,000,000 in connection primarily with the restructuring of its New Construction curtainwall unit's international operations. The unit is part of the Company's Building Products & Services segment. The Company is attaching, as
Exhibit 99.1 hereto, and incorporating herein by reference, its press release dated August 21, 1997.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibits:

99.1     Press release, dated August 21, 1997


                                   Signature
                                   ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 21, 1997

                                    APOGEE ENTERPRISES, INC.



                                    By /s/ Robert G. Barbieri
                                       --------------------------------
                                       Robert G. Barbieri
                                       Controller


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                                EXHIBITS INDEX


Exhibit No.                                                            Page
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99.1          Press Release, dated August 21, 1997.................

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